Exhibit 99.1
Keefe, Bruyette & Woods 2009 Insurance Conference September 10, 2009 Karen M. Spaun, CFO

2 Forward-Looking Statements Certain statements made by Meadowbrook Insurance Group, Inc. in this presentation may constitute forward-looking statements including, but not limited to, those statements that include the words "believes," "expects," "anticipates," "estimates," or similar expressions. Please refer to the Company's most recent 10-K, 10-Q, and other Securities and Exchange Commission filings for more information on risk factors. Actual results could differ materially. These forward- looking statements involve risks and uncertainties including, but not limited to the following: the frequency and severity of claims; uncertainties inherent in reserve estimates; catastrophic events; a change in the demand for, pricing of, availability or collectibility of reinsurance; increased rate pressure on premiums; obtainment of certain rate increases in current market conditions; investment rate of return; changes in and adherence to insurance regulation; actions taken by regulators, rating agencies or lenders; obtainment of certain processing efficiencies; changing rates of inflation; and general economic conditions. Meadowbrook is not under any obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

3 Outline The Meadowbrook Approach Diverse Business Model Strategy Driving Enterprise Value and ROE

4 The Meadowbrook Approach Our Objective To generate predictable earnings, across the market cycle, with a long term return on average equity target of 15% Our Goals are to Generate profitable underwriting results from our insurance operations Generate consistent investment income with a low-risk, high-quality portfolio Leverage invested assets to equity Generate stable, consistent fee and commission income through our agency and risk management operations and Generate free cash flow from our insurance company subsidiaries and non-regulated fee based services Strive to deliver consistent results with a balanced business model We are a specialty insurance underwriter and risk management services company that serves underserved market segments: excess and surplus lines commercial property and casualty insurance; specialty program underwriting; alternative risk transfer solutions; agency operations; and insurance administration services

Market cap: $453 million (8/31/2009) Outstanding shares: 57.4 million Weighted average shares (6/30/2009) 57.5 million Book value (6/30/2009): $477.4 million Book value per share (6/30/2009): $8.31 Debt to equity: 28.6%; 11.6% excluding debentures Debt to total capital: 22.2% Price / book: 0.95 (8/31/2009) Premium Leverage GWP to GAAP surplus 1.4 to 1 NWP to GAAP surplus 1.1 to 1 GWP to Statutory surplus 1.7 to 1 NWP to Statutory surplus 1.4 to 1 Insider ownership: 7.4% 5 Pro Forma Meadowbrook Vitals Organic growth, a 2007 equity offering and the recent acquisition of ProCentury Corporation have contributed to an increase in the size and scope of our profile (6/30/2009)

6 Diversified Set of Risk Bearing and Non Risk Bearing Product and Service Offerings Agency commissions Minimal Capital Requirements Higher Capital Requirements Low Retained Risk High Retained Risk Non Risk Bearing Diverse Revenue Sources A Choice in Assumed Risk Levels Flexible Capital Allocation Alternatives Managed program revenue Quota share risk sharing Profit based commission risk sharing Fully insured program risk retention Our model provides flexibility in cycle management, risk retention and capital allocation decisions Admitted products and programs Non-admitted products and programs Risk sharing vehicles Earned Premium Revenue Commission Revenue Fee Revenue Agency Operations Segment Specialty Insurance Operations Segment

7 Powerful and Diverse Distribution Network National network of wholesale general agents Program agents and program administrators Non-Admitted Excess and Surplus Lines Admitted Programs Products Distribution Channels Specialty Product Lines Retail agent appointments for primary workers compensation USSU / Meadowbrook specialty brokerage for excess workers compensation General program administrators Retail agent appointments for surety Marine brokers and general agents for ocean marine Environmental general agents for environmental risks Construction brokers for contractor classes Our range of distribution capabilities includes general agents, program agents, independent agents, specialty retail agents, brokers and Meadowbrook agencies Brokers and retail agents for excess casualty

8 Typical Meadowbrook Offerings Mono-line Products Admitted Programs Non-admitted Excess and Surplus Lines Picture framers Music equipment stores Christian booksellers Health and fitness centers Chemical distribution Livestock Custom Harvesters Pet-sitters Oil and gas contractors Assisted care facilities Package delivery Restaurants, bars, taverns Apartments Hotels and motels Mercantile Convenience stores Contractors liability Inland marine State specific workers' compensation Public entity excess Surety Ocean marine Environmental Managed Programs Michigan Municipal League Minnesota County Insurance Trust The Builders Group Workers' Compensation Fund Alabama Forest Fund USSU-Excess Workers' Compensation

9 National Scope with Regional Perspective Bermuda Talented insurance underwriting, agency and fee-for-service resources are located throughout the country to serve various client needs Regional management effectively serves local needs Support from headquarters enables efficient resource deployment and cross-unit coordination Balance of effective local touch, with efficient national coordination Meadowbrook locations 1 2 3 4 10 5 6 7 9 8 Top 10 production states (YTD 6/30/2009)

Capability Building Through Acquisition

- ***Strategic Staging of Acquisitions***



Retail Agency Only
Core Capability Build Out
Synergistic Expansion
Founded as a retail insurance agency
1955
Star Insurance Company
1985
Savers Property and Casualty Insurance Company
1990
American Indemnity Insurance Company
1994
Association Self Insurance Services
1996
Saginaw Insurance Agency
Williamsburg National Insurance Company
Crest Financial Services
1997
Ameritrust Insurance Corporation
Florida Preferred Administrators, Inc.
1998
Preferred Insurance Company, Ltd
TPA Insurance Agency
1999
Insurance and Benefits Consultants
2005
USSU
2007
ProCentury Corp.
2008

10

$198 $211 $270 $304 $318 $341 $438 $- $100 $200 $300 $400 $500 2002 2003 2004 2005 2006 2007 2008 $1.1 $9.6 $13.8 $17.8 $22.0 $27.9 $38.8 $- $10.0 $20.0 $30.0 $40.0 $50.0 2002 2003 2004 2005 2006 2007 2008 Delivering Results Over Time Total Revenue ($M) Net Operating Income ($M) 2008 includes five months of ProCentury result2008 includes five months of ProCentury results s $0.05 $0.33 $0.47 $0.60 $0.74 $0.84 $0.86 $- $0.25 $0.50 $0.75 $1.00 2002 2003 2004 2005 2006 2007 2008 $147 $155 $168 $177 $202 $302 $438 $- $100 $200 $300 $400 $500 2002 2003 2004 2005 2006 2007 2008 11 Net Operating Income per Share Shareholders’ Equity ($M) 2007 includes $58.6M equity raise 2008 includes $122.7M equity issuance related to merger 2008 results 2008 includes five months of ProCentury results 2008 includes issuance of 21.1M shares related to merger

12 Making the Model Work A Growth Platform on a Stable Foundation

13 2009 Second Quarter and YTD Highlights Year to Date, June 30, 2009 Highlights Gross written premium increased by 71.4% to $316.9 million compared to $184.8 million on a year to date basis for 2008 Net operating income increased 81.1% to $28.3 million Excludes $3.1 million after-tax from realized losses The year to date GAAP combined ratio was 90.2%, compared to 92.1% for 2008; includes 5.7 percentage points of favorable development on prior accident year reserves Second Quarter 2009 Highlights Gross written premium increased by 66.3% to $156.9 million compared to $94.4 million in the second quarter of 2008 Net operating income increased 39.8% to $11.9 million Excludes $287,000 after-tax from realized losses Second quarter GAAP combined ratio was 92.7% compared to 90.5% in the second quarter of 2008; includes 5.0 points of favorable development on prior accident year reserves

MEADOWBROOK INSURANCE GROUP

2009 Guidance and ROAE Estimates

2009 guidance considers uncertainty about the timing of rate stabilization and firming, an unpredictable investment climate and a shift in our business mix that includes a higher percentage of revenue from insurance underwriting operations

GWP

- Range of $695M – $715M

Combined Ratio

- Range of 95.0% - 97.0%

Net income from operations

- $46.0M - $52.0M
- excluding amortization $52.0M – $58.0M

Net operating income per share

- $0.80 - $0.90 per share
- excluding amortization $0.90 to $1.00 per share

ROAE Contribution Estimates	2008 ROAE	6/30/2009 TTM ROAE
Combined Ratio	93.3%	92.7%
Underwriting Margin	6.7%	7.3%
x		
Underwriting Leverage (NEP / Avg. Equity)	1.00	1.07
ROAE from Underwriting	**6.7%**	**7.8%**
NII / Avg. Cash and Inv. Assets	4.2%	4.4%
x		
Investment Leverage (Avg. Cash Inv. Assets / Avg. Equ	2.35	2.40
ROAE from Investments	**9.9%**	**10.5%**
ROAE from Commission and Fee	**3.2%**	**2.0%**
Amortization of intangible assets contribution to ROAE	-1.7%	-1.4%
Holding Company contribution to ROAE	-6.3%	-6.0%
Pretax ROAE	**11.8%**	**13.0%**
Effective Tax Rate	38.1%	36.5%
After Tax ROAE	**7.3%**	**8.2%**

Excluding catastrophe losses in Q3 2008 and OTTI charges in 2008 the trailing 12 month ROAE would have been in excess of 9%

14

Insurance Underwriting Operations Premium Distribution 2009 Business Mix Commercial Multi- Peril 19% Commercial Auto 18% Pro forma Production $695 - $715 $504 $548 $614* $584 $602 $224 $600 $800 GWP $ Millions 15 Workers' Compensation 28% Other Liability 21% Inland Marine 4% Excess WC 4% Fire 3% Other 2% Med Mal 1% YTD June 30, 2009 ProCenturMeadowbrook y * 2006 ProCentury production includes $20.9 million due to a one-time accounting change related to the timing of recording gross written premium $313 $332 $331 $346 $378 $191 $216 $283 $238 $- $200 $400 2004 2005 2006 2007 2008 2009 (f)

61.2% 61.7% 65.7% 59.4% 75.0% 100.0% Insurance Underwriting Operations Loss and Expense Ratios 2007 2009 Combined Ratio Q3 2008 loss ratio includes 8.1 points from hurricanes and only two months of Century earned premium Full year 2008 combined ratio includes 2.3 points In 2009 we expect a combined ratio in the range of 95% - 97% 93.9% 90.5% 91.8% 96.7% 93.3% 95.4% 87.7% 92.7% 90.2% 34.2% 32.2% 29.3% 31.0% 32.3% 31.3% 29.7% 33.3% 31.5% 61.2% 59.5% 62.0% 58.0% 58.7% 0.0% 25.0% 50.0% 2007 Q1 08 Q2 08 Q3 08 Q4 08 2008 Q1 09 Q2 09 6 Months 2009 GAAP Loss ratio GAAP Expense ratio from hurricanes Q1 2009 loss ratio includes 6.5 points from favorable prior year development Q2 2009 loss ratio includes 5.0 points from favorable prior year development 16

17 The Insurance Company Operation Growth Platform Small to medium sized general agents, retail and specialty agents and program administrators Local and regional agents Programs with $2 - $25 million in premium volume Programs and Products Target Market Typical Distribution Licensing Alternative Solutions Admitted Programs: specialized underwriting, products and services designed for association and industry groups Non-admitted E&S Commercial Property and Casualty Products: commercial property and casualty coverage for diverse classes of business with rate and form flexibility Primarily small to medium sized businesses in underserved markets Onshore or offshore captive and rent-a-captive insurance vehicles available to provide risk sharing opportunities to partners 6 insurance companies with a variety of licenses to write on an admitted and non-admitted basis in all 50 states

18 Revenue Enhancement Opportunities of the ProCentury Merger We are already executing on revenue enhancement opportunities Meadowbrook launched a new wholesale relationship in the Midwest, which supports Century and other unaffiliated carriers Century is offering a surplus lines market for a major Meadowbrook workers' compensation partner in New England Utilization of Meadowbrook's program capabilities for Century general agents Leveraging shared infrastructure and increased size Developing Centers of Expertise for claims management Increased size and diversity benefit costs of reinsurance expense Enhanced marketing capabilities though joint business development functions Geographic expansion of Century offerings through Meadowbrook's admitted markets Executing on opportunities to leverage other niche capabilities The combined capabilities of the companies allow us to receive and evaluate more opportunities Independently, neither Meadowbrook nor Century would have been able to meet the comprehensive risk management solutions that some opportunities require

19 Agency and Fee-Based Operations Provide a Stable Foundation and Leverage of Fixed Costs Agency Operations Original foundation of the company in 1955 Operates five retail / wholesale insurance agencies Generates commission income from more than 50 unaffiliated carriers Managed Programs Primarily serving the self-insurance market Provides clients administrative and back office services Requires minimal capital Creates non-regulated liquidity to cover fixed costs and debt service Provides free cash flow for acquisitions/other capital management purposes

20 Agency and Fee-Based Operations Profile Fee Revenue Commission Revenue Gross Commission and Fee-Based Revenue Non-regulated revenue contributes to capital management flexibility, and has been a reliable source of non-risk bearing revenue and free cash flow $88 $87 $91 $97 $106 Inter-company fee revenue $46 $58 $125 $100 $75 $50 $25 $0 $8 $32 $48 $9 $27 $51 $11 $30 $50 $10 $36 $51 $10 $33 $63 $16 $25 $14 $40 $5 $4 2004 2005 2006 2007 2008 6 Months 2008 6 Months 2009 Growth in intercompany fee revenue reflects growth in premium earned

21 We Execute our Approach with a Focus on Underwriting Discipline We re-underwrite E&S business for accuracy and completeness We limit exposure to catastrophe-prone areas and buy reinsurance Our associates have broad and deep underwriting experience and expertise Our in-house actuarial team supports underwriting with pricing and loss analysis Our new opportunities undergo a thorough new business due diligence process Robust program controls help monitor all programs for performance We have long term relationships with high quality reinsurance partners As an underwriting company, we underwrite for predictability and profitability

22 Our Success Depends on Delivering Superior Service to Our Agents This is a relationship-based business, we compete on service, rather than solely on price or underwriting terms Speed and ease of doing business are important value propositions Appropriately managed delegations of underwriting authority helps agents quickly serve their clients Our goal is to bring new products and services to market quickly Investments in web-based applications for agents are a high priority We manage our distribution partnerships in order to maintain strong relationships and avoid channel conflict Diverse capabilities allow us to offer distribution flexibility to suit the opportunity

Focus on Generating Consistent Investment Income $40 $50 Pre-tax Net Investment Income ($M) We anticipate continued pressure on yields in 2009, and expect pre-tax net investment income in a range of $49 - $50 million Pre-tax book yield was 4.6% at 6/30/2009 compared to 4.3% at 6/30/2008 $49 - $50 23 $15 $18 $22 $26 $37 $0 $10 $20 $30 2004 2005 2006 2007 2008 2009 (f) $ millions Average pre-tax yield on new purchases in the first and second quarters of 2009 were 5.3% and 5.1%, respectively 2009 year to date OTTI of $3.1 million on a $1.1 billion portfolio

We Maintain a High Quality, Low Risk Investment Portfolio We maintain a conservative investment portfoliWe portfolio Portfolio Allocation and Quality % Allocation Avg. Moody's Avg. S&P Fixed Income Money Market 6% AAA Low equity risk exposure 98% fixed income and cash 2% equity 24 June 30, 2009, Managed portfolio, excludes Cash US Government and Agencies 5% Aaa AAA Corporate 19% A2 A Mortgage and Asset Backed 25% Aaa AAA Municipal 43% Aa2 AA+ Preferred Stock Debt 0% Ba2 BB Equities Preferred Stock 1% Mutual Funds 1% High credit quality 99% of bonds are investment grade Average S&P rating of AA Fixed income duration is 4.1 years

25 Driving Enterprise Value and ROE Balanced model provides opportunities across market cycles Increase underwriting leverage through selective revenue enhancement opportunities between admitted and non-admitted products Increase fee-for service income through new opportunities and margin expansion as amortization runs off Increase investment leverage through cash from operations and extending duration of reserves and invested assets Reduce expenses through leveraging fixed costs over a larger revenue base Expansion of product, geographic and program diversification

26 Investment Portfolio Appendix

Municipal Bonds Quality Indicators Munis Taxable Munis Average Quality AA+ AA Investment Grade 100% 100% A- / A3 or Better 100% 100% All BBB and Baa 0% 0% Not Rated 0% 0% Non Investment Grade 0% 0% $481.8M market value 43% of the managed portfolio June 30, 2009 unrealized gain was $12.1M Munis unrealized gain $11.7M Taxable munis unrealized gain $0.4M Largest state exposure is Texas California municipal bonds: approximately $6 million, or 1.2% of the municipal portfolio 27 Municipals State ProfilMunicipals Relative to Entire Portfolio e 57% 42% 1% All Other Municipals Taxable Municipals State % of Municipal Allocation Texas 7.2% Colorado 4.6% Virginia 4.5% New York 4.4% Washington 4.3% Nevada 4.1% Minnesota 4.1% Ohio 3.9% Arizona 3.6% Florida 3.6% All Other States 55.7%

Structured Securities Quality Indicators RMBS CMBS ABS Average Quality AAA AAA AA Investment Grade 98% 98% 85% A- / A3 or Better 98% 98% 85% All BBB and Baa 0% 0% 0% Not Rated 0% 0% 1% Non Investment Grade 2% 2% 14% $288.8M market value 25% of the managed portfolio June 30, 2009 unrealized gain was $6.5M RMBS unrealized gain $8.8M CMBS unrealized loss -$1.7M ABS unrealized loss -$0.6M 28 Structured Relative to Entire Portfolio RMBS Profile 75% 21% 2% 2% All Other RMBS CMBS ABS 39% 43% 13% 5% Freddie Mac Fannie Mae Ginnie Mae Non Agency

Corporate Fixed Income Quality Indicators Corporates Average Quality A Investment Grade 95% A- / A3 or Better 87% All BBB and Baa 8% Not Rated 0% Non Investment Grade 5% $215.8M market value 19% of the managed portfolio June 30, 2009 unrealized gain was $5.4M 29 Corporates ProfilCorporates Relative to Entire Portfolio e 81% 19% All Other Corporates Industry Sector % of Corporate Allocation Consumer non-cyclical 18.9% Banking 12.2% Energy 10.9% Capital Goods 10.1% Electric 9.5% Consumer Cyclical 8.1% Technology 6.3% Communications 5.7% Basic Industry 4.5% Natural Gas 4.0% All Other Sectors 9.8%

Government and Agency $53.2 million market value 5% of the managed portfolio 100% rated AAA June 30, 2009 unrealized gain was $2.9 million 30 Government and Agency ProfilGovernment and Agency Relative to e Entire Portfolio 95% 5% All Other Govt and Agency 45% 22% 29% 4% Govt. Fannie Mae FHLB Freddie Mac

Equities Top 5 Equity Holdings Name % of Equities Type JPM High Yield Ultra Bond Fund 31% MF AMF US Govt Mortgage Fund 17% MF Goldman Sachs Group, Inc. 4% PS Central Illinois Public Services 3% PS Metlife, Inc. 3% PS $25.2 million market value 2% of the managed portfolio June 30, 2009 unrealized loss was $2.5 M Preferred stock unrealized loss -$1.3M Bond mutual fund unrealized loss -$1.2M 31 Equity Mix ProfilEquities Relative to Entire Portfolio e 98% 1% 1% All Other Preferred Stock Bond Mutual Funds 46% 54% Preferred Stock Bond Mutual Funds